UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2018 (June 1, 2018)

BISON MERGER SUB I, LLC

(formerly known as Fairmount Santrol Holdings Inc.)

(Exact name of registrant as specified in its charter)

Delaware	001-36670	34-1831554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8834 Mayfield Road, Chesterland, Ohio		44026
(Address of Principal Executive Offices)		(Zip Code)

(800) 255-7263

Registrant’s telephone number, including area code

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On June 1, 2018, Fairmount Santrol Holdings Inc., a Delaware corporation (now known as Bison Merger Sub I, LLC and referred to herein as “Fairmount Santrol”), became a wholly owned subsidiary of Covia Holdings Corporation, a Delaware corporation (formerly known as Unimin Corporation and referred to herein as “Covia”), as a result of the merger of Bison Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of Covia (“Merger Sub”), with and into Fairmount Santrol, with Fairmount Santrol continuing as the surviving corporation (the “Merger”), followed immediately by the merger of Fairmount Santrol with and into Bison Merger Sub I, LLC, a Delaware limited liability company and direct wholly owned subsidiary of Covia (“Merger Sub LLC”), with Merger Sub LLC continuing as the surviving entity and a direct wholly owned subsidiary of Covia (the “Second Merger”).

The Merger and the Second Merger were effected pursuant to the Agreement and Plan of Merger, dated as of December 11, 2017 (the “Merger Agreement”), by and among Covia, Fairmount Santrol, SCR-Sibelco NV, a privately owned Belgian company (“Sibelco”), Merger Sub and Merger Sub LLC.

Item 1.02.	Termination of Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On June 1, 2018, in connection with the Merger, Fairmount Santrol repaid approximately (i) $705.9 million of borrowings (including accrued and unpaid interest thereon) under Fairmount Santrol’s senior secured term loan agreement, dated as of November 1, 2017, by and among Fairmount Santrol, Barclays Capital Inc., as administrative agent, and the lenders party thereto, and (ii) $35.1 million of borrowings (including accrued and unpaid interest thereon) under Fairmount Santrol’s five-year asset-based revolving credit facility, dated as of November 1, 2017, by and among Fairmount Santrol, PNC Capital Markets LLC, as administrative agent, and the lenders party thereto. In connection with the repayment, Fairmount Santrol’s senior secured term loan and asset-backed revolving credit facility were terminated in accordance with their terms.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Item 1.02 of this Current Report is incorporated herein by reference.

Completion of the Merger

On June 1, 2018, Merger Sub merged with and into Fairmount Santrol, with Fairmount Santrol continuing as the surviving corporation. The Merger was immediately followed by the merger of Fairmount Santrol with and into Merger Sub LLC, with Merger Sub LLC continuing as the surviving entity and a direct wholly owned subsidiary of Covia.

Pursuant to the terms of the Merger Agreement, upon the closing of the Merger, each issued and outstanding share of common stock of Fairmount Santrol (“Fairmount Santrol common stock”) was converted into the right to receive (i) 0.20 fully paid and nonassessable shares of common stock of Covia with cash paid in lieu of fractional shares, if any, without interest, and (ii) approximately $0.73 in cash. The issuance of Covia common stock in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to the Form S-4 filed by Covia and declared effective by the Securities and Exchange Commission (the “SEC”) on April 26, 2018. The proxy statement/prospectus included in the Form S-4 contains additional information about the Merger.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Form 8-K, filed on December 11, 2017 and is incorporated herein by reference. A more complete description of the Merger Agreement is included in the Proxy Statement filed on Form DEFM14A on April 26, 2018 in the section entitled “The Merger Agreement” and is incorporated herein by reference.

Covia’s press release, dated June 1, 2018, announcing the consummation of the Merger, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 1, 2018, in connection with the completion of the Merger, Fairmount Santrol notified the New York Stock Exchange (the “NYSE”) that trading in Fairmount Santrol common stock should be suspended and the listing of Fairmount Santrol common stock on the NYSE should be removed. In addition, Fairmount Santrol requested that the NYSE file with the SEC an application on Form 25 to delist and deregister Fairmount Santrol common stock under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). On June 1, 2018, the NYSE informed Fairmount Santrol that it had filed the Form 25 with the SEC. Fairmount Santrol intends to file with the SEC a Form 15 requesting that the reporting obligations of Fairmount Santrol with respect to Fairmount Santrol common stock under Section 13(a) and 15(b) of the Exchange Act be suspended.

Item 3.03.	Material Modification to the Rights of Security Holders.

The information set forth under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

A change of control of Fairmount Santrol occurred upon the consummation of the Merger. The information set forth under Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upon the consummation of the Second Merger and pursuant to the terms of the Merger Agreement, each of Jenniffer D. Deckard, William E. Conway, Michael G. Fisch, Charles D. Fowler, Stephen J. Hadden, Michael C. Kearney, William P. Kelly, Matthew F. LeBaron, Michael E. Sand and Lawrence N. Schultz ceased to be directors of Fairmount Santrol as a result of its merger with and into Merger Sub LLC.

Additionally, upon the consummation of the Second Merger and pursuant to the terms of the Merger Agreement, each of Jenniffer D. Deckard, Michael F. Biehl, Gerald L. Clancey, Brian J. Richardson, George W. Magaud, Robert B. Larson, Daniel N. Gerber and David J. Crandall ceased to be executive officers of Fairmount Santrol as a result of its merger with and into Merger Sub LLC.

Kurt Decat is the President and Secretary of Merger Sub LLC, the surviving entity in the Second Merger.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In accordance with the Merger Agreement, upon the consummation of the Merger, the certificate of incorporation of Fairmount Santrol, as in effect immediately prior to the Merger, was amended and restated in its entirety in the form of the certificate of incorporation attached as Exhibit 3.1 hereto and incorporated by reference herein and the bylaws of Fairmount Santrol, as in effect immediately prior to the Merger, were amended and restated in their entirety in the form of the bylaws attached as Exhibit 3.2 hereto and incorporated by reference herein.

Additionally, in accordance with the Merger Agreement, upon the consummation of the Second Merger, the certificate of formation and limited liability company agreement of Merger Sub LLC as in effect immediately prior to the Second Merger became the certificate of formation and limited liability company agreement, respectively, of Merger Sub LLC, as the surviving company of the Second Merger. The certificate of formation of Merger Sub LLC is attached as Exhibit 3.3 hereto and incorporated by reference herein and the limited liability company agreement of Merger Sub LLC is attached as Exhibit 3.4 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

The following documents are filed herewith as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of December 11, 2017, by and among Fairmount Santrol Holdings Inc., SCR-Sibelco NV, Unimin Corporation, Bison Merger Sub, Inc., and Bison Merger Sub I, LLC (filed as Exhibit 2.1 to the Current Report Form 8-K filed on December 12, 2017 and incorporated herein by reference).

3.1	Amended and Restated Certificate of Incorporation of Fairmount Santrol Holdings Inc., effective as of the consummation of the Merger.

3.2	Amended and Restated Bylaws of Fairmount Santrol Holdings Inc., effective as of the consummation of the Merger.

3.3	Certificate of Formation of Bison Merger Sub I, LLC, effective as of the consummation of the Second Merger.

3.4	Limited Liability Company Agreement of Bison Merger Sub I, LLC, effective as of the consummation of the Second Merger.

The following exhibits are furnished as part of this report:

99.1	Press Release of Covia Holdings Corporation, dated as of June 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bison Merger Sub I, LLC
(Registrant)

By:	/s/ Kurt Decat
Kurt Decat
President and Secretary

Date: June 6, 2018